EXHIBIT 99.1

CUSIP NO. 87944E105

AGREEMENT OF JOINT FILING

The undersigned hereby agree that they are filing jointly pursuant to Rule 13d-1(k)(1) of the Securities and Exchange Act of 1934, as amended, with respect to the shares of Common Stock, par value $0.001 per share, of Telemig Celular Participaçoes S.A.  Each of the undersigned further agrees and acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

DATED: October 14, 2008	REPORTING PERSON:

Cyrte Investments B.V.
/s/ Martijn Warmerdam
By: Martijn Warmerdam, attorney-in-fact*

Cyrte Investments GP III B.V.
/s/ Martijn Warmerdam
By: Martijn Warmerdam, attorney-in-fact*

Cyrte Fund III C.V.
/s/ Martijn Warmerdam
By: Martijn Warmerdam, attorney-in-fact*

Aviva plc
/s/ Angus Eaton
By: Angus Eaton, attorney-in-fact**

Aviva Group Holdings Limited
/s/ Angus Eaton
By: Angus Eaton, attorney-in-fact**

Aviva International Insurance Limited
/s/ Angus Eaton
By: Angus Eaton, attorney-in-fact**

Aviva Insurance Limited
/s/ Angus Eaton
By: Angus Eaton, attorney-in-fact**

Aviva International Holdings Limited
/s/ Angus Eaton
By: Angus Eaton, attorney-in-fact**

CGU International Holdings B.V.
/s/ Angus Eaton
By: Angus Eaton, attorney-in-fact***

Delta Lloyd N.V.
/s/ Peter van der Dam
By: Peter van der Dam, attorney-in-fact****

* Signed pursuant to power of attorney, dated August 26, 2008, included as Exhibit 99.2 to this Schedule 13D/A by the Reporting Persons.

** Signed pursuant to powers of attorney, dated May 23, 2008, and included as Exhibit 99.2 to Amendment No. 6 to the statement on Schedule 13D/A filed with the Securities and Exchange Commission on May 23, 2008 by the Reporting Persons and incorporated herein by reference.

*** Signed pursuant to powers of attorney, dated May 23, 2008, and included as Exhibit 99.3 to Amendment No. 6 to the statement on Schedule 13D/A filed with the Securities and Exchange Commission on May 23, 2008 by the Reporting Persons and incorporated herein by reference.

**** Signed pursuant to power of attorney, dated October 14, 2008, included as Exhibit 99.3 to this Schedule 13D/A by the Reporting Persons.